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Exhibit 24-1

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement for the proposed offering of not to exceed 3,000,000 shares of Common Stock ($.01 Par Value) through the Dividend Reinvestment and Stock Purchase Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand on this 14th day of August, 2003.

/s/ WESLEY W. VON SCHACK Wesley W. von Schack

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement for the proposed offering of not to exceed 3,000,000 shares of Common Stock ($.01 Par Value) through the Dividend Reinvestment and Stock Purchase Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand on this 14th day of August, 2003.

/s/ KENNETH M. JASINSKI Kenneth M. Jasinski

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement for the proposed offering of not to exceed 3,000,000 shares of Common Stock ($.01 Par Value) through the Dividend Reinvestment and Stock Purchase Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand on this 14th day of August, 2003.

/s/ ROBERT E. RUDE Robert E. Rude

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement for the proposed offering of not to exceed 3,000,000 shares of Common Stock ($.01 Par Value) through the Dividend Reinvestment and Stock Purchase Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand on this 14th day of August, 2003.

/s/ RICHARD AURELIO Richard Aurelio

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement for the proposed offering of not to exceed 3,000,000 shares of Common Stock ($.01 Par Value) through the Dividend Reinvestment and Stock Purchase Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand in this 14th day of August, 2003.

/s/ JAMES A. CARRIGG James A. Carrigg

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement for the proposed offering of not to exceed 3,000,000 shares of Common Stock ($.01 Par Value) through the Dividend Reinvestment and Stock Purchase Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand in this 14th day of August, 2003.

/s/ JOSEPH J. CASTIGLIA Joseph J. Castiglia

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement for the proposed offering of not to exceed 3,000,000 shares of Common Stock ($.01 Par Value) through the Dividend Reinvestment and Stock Purchase Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand on this 14th day of August, 2003.

/s/ LOIS B. DEFLEUR Lois B. DeFleur

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement for the proposed offering of not to exceed 3,000,000 shares of Common Stock ($.01 Par Value) through the Dividend Reinvestment and Stock Purchase Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand on this 14th day of August, 2003.

/s/ G. JEAN HOWARD G. Jean Howard

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement for the proposed offering of not to exceed 3,000,000 shares of Common Stock ($.01 Par Value) through the Dividend Reinvestment and Stock Purchase Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand on this 14th day of August, 2003.

                      /s/ DAVID M. JAGGER

                      David M. Jagger

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement for the proposed offering of not to exceed 3,000,000 shares of Common Stock ($.01 Par Value) through the Dividend Reinvestment and Stock Purchase Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand on this 14th day of August, 2003.

                      /s/ JOHN M. KEELER

                      John M. Keeler

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement for the proposed offering of not to exceed 3,000,000 shares of Common Stock ($.01 Par Value) through the Dividend Reinvestment and Stock Purchase Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand on this 14th day of August, 2003.

                      /s/ BEN E. LYNCH

                      Ben E. Lynch

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement for the proposed offering of not to exceed 3,000,000 shares of Common Stock ($.01 Par Value) through the Dividend Reinvestment and Stock Purchase Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand on this 14th day of August, 2003.

                      /s/ PETER J. MOYNIHAN

                      Peter J. Moynihan

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement for the proposed offering of not to exceed 3,000,000 shares of Common Stock ($.01 Par Value) through the Dividend Reinvestment and Stock Purchase Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

        IN WITNESS WHEREOF, the undersigned has set his or her hand on this 14th day of August, 2003.

                      /s/ WALTER G. RICH

                      Walter G. Rich

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